UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

OMNILIT ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION

OMNILIT ACQUISITION CORP.

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [   ], 2022

TO THE STOCKHOLDERS OF OMNILIT ACQUISITION CORP.:

You are cordially invited to attend a special meeting of stockholders of OmniLit Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at [   ] a.m. Eastern Time on [   ], 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at [www.cstproxy.com/omnilitacquistion/2022] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [   ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

To ask a question pertaining to the business of the Special Meeting, stockholders must submit it in advance of the Special Meeting. Questions may be submitted until [   ] p.m., Eastern Time, on [   ], 2022. Each stockholder will be limited to no more than one question.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	Proposal 1 – Extension Amendment Proposal: A proposal to amend the Company’s amended and restated certificate of incorporation by allowing us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional nine (9) months, from February 12, 2023 (the date which is 15 months from the closing date of our initial public offering of our units (the “IPO”) to November 12, 2023, (the “Extended Date”), or such earlier date as determined by the Board, or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

●	Proposal 2 – Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated November 8, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company.

●	Proposal 3 – Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the forgoing proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Amendment Proposal, the Trust Amendment Proposal (together the Extension Amendment Proposal, the “Extension Proposals”), and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. The purpose of these proposals is to allow us additional time to complete our initial business combination.

Our IPO prospectus and charter provide that we have 15 months from the date of our IPO (until February 12, 2023) to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement provide that we have the right to extend the period of time to consummate a Business Combination up to two times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional nine (9) months, from February 12, 2023 to November 12, 2023. While we are currently in discussions regarding a business combination, the board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before February 12, 2023, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension.

In connection with the Extension Proposal, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Proposal. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Proposal as the “Election.” If the Extension Proposal is approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the business combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. For a description of these redemption rights and the procedure for electing redemption, see “PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL – Redemption Rights.”

To exercise your redemption rights, you must demand that the Company redeem all or a portion of your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [   ], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposals and the Adjournment Proposal are not approved by February 12, 2023, unless there is an Extension Election, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

Our Board has fixed the close of business on [   ], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[   ] before deduction for taxes payable at the time of the Special Meeting. The closing price of the Company’s common stock on [   ], 2022 was $[   ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed, or if we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

November [ ], 2022	By Order of the Board of Directors

Al Kapoor
Chairman of the Board

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Proposals, and an abstention will have the same effect as voting “AGAINST” the Extension Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [   ], 2022: This notice of meeting and the accompanying Proxy Statement are available at [www.cstproxy.com/omnilitacquistion/2022].

PRELIMINARY PROXY - SUBJECT TO COMPLETION

OMNILIT ACQUISITION CORP.

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [   ], 2022

PROXY STATEMENT

The Special Meeting of stockholders of OmniLit Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at [   ], Eastern Time on [   ], 2022, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at [www.cstproxy.com/omnilitacquistion/2022] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [   ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	Proposal 1: Extension Amendment Proposal to amend the Company’s amended and restated certificate of incorporation by allowing us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional nine (9) months, from February 12, 2023 (the date which is 15 months from the closing date of our initial public offering of our units (the “IPO”) to November 12, 2023, (the “Extended Date”), or such earlier date as determined by the Board, or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

●	Proposal 2: The Trust Amendment Proposal to amend the Investment Management Trust Agreement, dated November 8, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”), to authorize the Extension and its implementation by the Company.

●	Proposal 3: The Adjournment Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal (together the Extension Amendment Proposal, the “Extension Proposals”), and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination.

In connection with the Extension Amendment Proposal, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Proposals. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Amendment Proposal as the “Election.” If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the business combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor and our independent directors collectively own 4,791,667 shares of our common stock that were issued prior to our IPO, which shares we refer to as “Founder Shares.” The Founder Shares are not subject to redemption pursuant to the Election.

We will not proceed with the Extension Amendment or the Trust Amendment if the number of public shares subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposals. To exercise your redemption rights, you must demand that the Company redeem all or a portion of your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [   ], 2022). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[  ] million that was in the Trust Account as of [   ], 2022. In such event, the Company may need to obtain additional funds to complete the business combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension.

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If the Extension Proposals and the Adjournment Proposal are not approved by February 12, 2023, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 4,791,667 Founder Shares that were issued prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Extension Proposals. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[   ] before deduction for taxes payable. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $[   ], plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Proposals are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price (such per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposals are approved.

3

Our Board has fixed the close of business on [   ], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date for the Special Meeting, there were [   ] shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Proposals or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We have retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $30,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [   ], 2022 and is first being mailed to stockholders on or about November [   ], 2022.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In November 2021, we consummated our IPO from which we derived aggregate gross proceeds of $143.7 million. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, February 12, 2023, unless there is an Extension Election). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the business combination.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal (together with the Extension Amendment Proposal, the “Extension Proposals”) and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend our charter to extend the date by which we have to consummate a business combination for an initial period from February 12, 2023 to November 12, 2023 (or such earlier date as determined by the Board),

	●	a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

	●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Why is the Company proposing the Extension Proposals and the Adjournment Proposal?

The purpose of the Extension Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. However, even if the Extension Proposals are approved, there is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Proposals to amend our charter and Trust Agreement in the form set forth in Annex A and Annex B hereto, respectively, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO for an initial period from February 12, 2023 to November 12, 2023 (or such earlier date as determined by the Board).

Are the proposals conditioned on one another?

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal, The Company may move to adjourn the Stockholder Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Stockholder Meeting sine die in the event that the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Stockholder Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.

5

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Proposals?

Our Board believes that our stockholders should have an opportunity to consider a business combination. Accordingly, the Extension is intended to give our stockholders that opportunity, and to give the Company the opportunity to complete a business combination.

Moreover, voting FOR the Extension Proposals will not affect your right to seek redemption of your public shares in connection with the vote to approve the business combination. Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before February 12, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of each of the Extension Amendment Proposal and the Trust Amendment Proposal, which together comprise the Extension Proposals.

If the Extension Proposals are approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the redemption of public shares will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[  ] million that was in the Trust Account as of [   ], 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension.

We will not proceed with the Extension Amendment or the Trust Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposals.

If the Extension Proposals are not approved, there is no Extension Election, and we have not consummated the business combination by February 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

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Would I still be able to exercise my redemption rights if I vote “AGAINST” the business combination?	Yes. Unless you elect to redeem all or a portion of your public shares in connection with the Extension, you will be able to vote on any business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. You will retain your right to redeem all or a portion of your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I redeem my shares of common stock in connection with the Extension Proposals?

In order to exercise your redemption rights, you must, prior to [   ] p.m. Eastern time on [  ], 2022 (two business days before the Special Meeting) tender your shares electronically or physically and submit a request in writing that we redeem all or a portion of your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Will the Sponsor or the Company be depositing additional funds in the Trust Account if the Extension Proposals are approved?	If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension.

When would the Board abandon the Extension Proposals?	Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Proposals.

When would the Board abandon the Extension Proposals?	Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both of the Extension Proposals. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

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How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote all shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposals. Currently, our Sponsor and our officers and directors own 4,791,667 Founder Shares, representing approximately 25% of our issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Proposals.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will each require the affirmative vote of holders of at least 65% of our shares of common stock outstanding on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Proposals?	If you do not want the Extension Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem all or a portion of your public shares for cash in connection with the Extension Amendment Proposal whether or not you vote on the Extension Proposals so long as you make a timely election to redeem all or a portion of your public shares as described under “How do I redeem my shares of common stock in connection with the Extension Proposals?”. If the Extension Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Proposals are not approved?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals.

If the Extension Proposals are not approved, there is no Extension Election, and we have not consummated the business combination by February 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension Proposals are approved, what happens next?	We are seeking the Extension to provide us time to complete the business combination. Our efforts to complete the business combination will involve:

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● negotiating and executing a definitive agreement and related agreements;

● completing proxy materials;

● establishing a meeting date and record date for considering the business combination, and distributing proxy materials to stockholders; and

● holding a special meeting of stockholders to consider the business combination.

We are seeking approval of the Extension Proposals because we will not be able to complete all of the tasks listed above prior to February 12, 2023. If the Extension Proposals are approved, we expect to seek stockholder approval of a business combination at a later date.

Upon approval of each of the Extension Proposals by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto, and will enter into an amendment to Continental Stock Transfer & Trust Company in for form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act and our common stock, public warrants will remain publicly traded.

We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Proposals are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[  ] million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension.

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What happens to the Company’s warrants if the Extension Proposals are not approved?	If the Extension Proposals are not approved and we have not consummated the business combination by February 12, 2023, there will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

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What happens to the Company’s warrants if the Extension Proposals are approved?	If the Extension Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at [www.cstproxy.com/omnilitacquistion/2022] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [   ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. If you are a beneficial owner who holds shares in “street name” through a bank, broker or other nominee and wishes to obtain a legal proxy in order to cast a vote during the meeting, you will need to contact the record holder (that is, your bank, broker or other nominee) to obtain a legal proxy.

How do I change or revoke my vote?	You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Special Meeting, or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Proposals must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting or an abstention with respect to any of the Extension Proposals will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting will not be counted towards the number of shares of common stock required to establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 9,583,334 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on [ ], 2022, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, [ ] shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Proposals and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Proposals and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers, and the Representatives have in the approval of the proposals?	Our Sponsor, directors and officers, and the Representatives have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,791,667 Founder Shares (purchased for $25,000), which unlike public shares have no redemption rights, 6,920,500 warrants (purchased for $6,920,500), which unlike public shares have no redemption rights. These Founder Shares, warrants, and Representative Shares would expire worthless if a business combination is not consummated. See the section entitled “PROPOSAL NO 1 – THE EXTENSION AMENDMENT PROPOSAL — Interests of our Sponsor, Directors and Officers”.

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Do I have appraisal rights if I object to the Extension Proposals?	Our stockholders do not have appraisal rights in connection with the Extension Proposals under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $30,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Proposals are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free), or brokers and banks may call collect at (203) 658-9400. You may contact Morrow Sodali by email at OLIT@investor.morrowsodali.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 1, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If the Extension Amendment is approved, neither the Sponsor nor the Company will be required to contribute additional funds to the Company's trust account, and the Company's stockholders may therefore be entitled to less funds if they redeem their shares after the Extension.

Our charter currently provides that, upon a request from our Sponsor, our Board may extend the period of time to consummate a business combination by an additional three months up to twice (for a total of up to 21 months or until August 12, 2023), subject to the Sponsor depositing $0.10 per share into the Company's trust account for each three month extension. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to make any additional deposits in connection with the full nine month Extension, and the Company's shareholders will not be entitled to any such funds should they redeem their shares following the Extension that they otherwise would be under our current charter.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions. Such excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on The Nasdaq Stock Market, we are a “covered corporation” for this purpose. The amount of such excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date.

As described under “Proposal No. 1 — Extension Amendment Proposal,” if the Original Termination Date (currently February 12, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs in connection with the approval of the Charter Amendment Proposal would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the approval of the Extension Amendment Proposal. However, if our stockholders approve the Extension Amendment Proposal, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any private investment in public equity (“PIPE”) or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination and could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in November 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 13 months after the effective date of the IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of September 30, 2022, amounts held in trust account included approximately $844,087 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal will receive no more than the same per share amount, without additional interest, if they redeem all or a portion of their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

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FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding the pending business combination and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 1, 2022, our Quarterly Report on Form 10-Q filed with the SEC on October 25, 2022, and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at [  ] a.m. Eastern Time on [  ], 2022, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at [www.cstproxy.com/omnilitacquistion/2022] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [  ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. After contacting our transfer agent a beneficial owner will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five business days prior to the meeting date. All holders can register to attend the meeting with their voting control number.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on [ ], 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were 14,375,000 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem all or a portion of your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali LLC at (800) 662-5200 (toll free), or brokers and banks may call collect at (203) 658-9400. You may contact Morrow Sodali by email at OLIT@investor.morrowsodali.com.

BACKGROUND

We are a blank check company incorporated on May 20, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139.

There are currently 14,375,000 shares of our common stock issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 6,920,500 shares of common stock at an exercise price of $11.50 per share.

Following the closing of the IPO on November 12, 2020, an amount of $143,750,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. Based upon the amount in the Trust Account as of [  ], 2022, which was approximately $[  ] million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[  ] at the time of the Special Meeting.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of the closing of our IPO, instruct CST, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

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Pursuant to the terms of our Amended and Restated Certificate of Incorporation, if our initial business combination is not consummated by February 12, 2023, then we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation, and we will distribute all amounts in the Trust Account, unless the Company extends the period of time to consummate a business combination as detailed in our final prospectus related to our IPO filed with the SEC on November 10, 2021.

The Board currently believes that there will not be sufficient time before February 12, 2023, to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension and that, without the Extension, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will be entitled to vote on the business combination when it is submitted to stockholders and will retain the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date to allow the Company more time to complete our initial business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. As of the date of this proxy statement, we are not a party to any agreements in connection with a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement as Annex A.

The Company’s public stockholders will have an opportunity to have their public shares redeemed in accordance with the Company’s charter either upon enactment of the Extension Amendment or, whether or not the Extension Amendment Proposal is approved, upon consummation of an initial business combination or in connection with the winding up of the Company. See “Redemption Rights” below.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until February 12, 2023 to complete the purposes of the Company, including effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to amend the charter to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we do not expect to be able to conclude a business combination before February 12, 2023, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination until the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination with respect to the business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

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If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, we will not amend our charter to extend the deadline for effecting a business combination. If that deadline is not extended, it is highly unlikely that we will consummate a business combination by February 12, 2023. If we have not consummated the business combination by February 12, 2023, and there is no Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Company is unable to consummate a business combination by or before February 12, 2023, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”). The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive. and could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares as described under “Redemption Rights,” below. We cannot predict the amount that will remain in the Trust Account following any redemptions, and the amount remaining in the Trust Account may be only a small fraction of the approximately $147.3 million that was in the Trust Account as of the record date. If the Extension Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension. We will not proceed with the Extension Amendment or the Trust Amendment if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem all or a portion of your public shares for cash in connection with the Extension Amendment whether or not you vote on the Extension Amendment Proposal, and regardless of how you vote, so long as you exercise your redemption rights as described below under “Redemption Rights.” The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension.

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Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 4,791,667 shares, representing approximately 25% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

Interests of our Sponsor, Directors and Officers and the Representatives

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	our Sponsor, which is controlled by our Chief Executive Officer owns 4,791,667 Founder Shares and 6,201,750 warrants; none of these securities are subject to redemption, and all will expire worthless if a business combination is not consummated by February 12, 2023, unless there is an Extension Election or the Extension Amendment is implemented;

●	if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

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Redemption Rights

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. A public stockholder will have this redemption right regardless of how it votes, or whether it votes, with respect to the Extension Amendment Proposal. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM all or a portion of YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, COMPLY, OR ENSURE YOUR BANK OR BROKER COMPLIES, WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO [  ] P.M. EASTERN TIME ON [  ], 2022. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to [  ] p.m. Eastern time on [  ], 2022 (two business days before the Special Meeting), you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or deliver your shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to [  ] p.m. Eastern time on [  ], 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to [  ] p.m. Eastern time on [  ], 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposals are not approved or the Extension is otherwise not implemented, these shares will not be redeemed and will be returned to the stockholder promptly following the determination that the Extension Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[  ] at the time of the Special Meeting. The closing price of the Company’s common stock on [  ], 2022 was $[  ].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to [  ] p.m. Eastern time on [  ], 2022 (two business days before the Special Meeting).

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CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for stockholders of our public shares that elect to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement. This section applies only to stockholders that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;
●	broker-dealers;
●	S corporations;
●	taxpayers that are subject to the mark-to-market accounting rules;
●	tax-exempt entities;
●	governments or agencies or instrumentalities thereof;
●	tax-qualified retirement plans;
●	insurance companies;
●	regulated investment companies or real estate investment trusts;
●	expatriates or former long-term residents or citizens of the United States;
●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
●	persons subject to the alternative minimum tax;
●	persons whose functional currency is not the U.S. dollar;
●	controlled foreign corporations;
●	corporations that accumulate earnings to avoid U.S. federal income tax;
●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;
●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;
●	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);
●	passive foreign investment companies or their stockholders
●	the Sponsor or our directors and officers; or
●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “Redeeming U.S. Holder” is a beneficial owner that elects to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is, for U.S. federal income tax purposes:

●	an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;
●	a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;
●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

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A “Redeeming Non-U.S. Holder” is a beneficial owner of shares that elects to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is neither a Redeeming U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER electing to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption – In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a sale of the public shares redeemed under Section 302 of the Code as described below under “- Redeeming U.S. Holders  -  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (ii) a distribution under Section 301 of the Code as described below under “- Redeeming U.S. Holders  -   Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only public shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a Redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such Redeeming U.S. Holder will be as described below under the section entitled “- Taxation of Non-Liquidating Distributions.”After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares and will be treated as described under “-U.S. Holders  -  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below

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Dividends we pay to a Redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate Redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a Redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such U.S. Holder’s public shares under Section 302 of the Code, such U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a Redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions paid to a Redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such Redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to Redeeming U.S. Holders. If the Redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A Redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

●	the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

●	the Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

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Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Redeeming Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Redeeming Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Redeeming Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Redeeming Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a Redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a Redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the Redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a Redeeming Non-U.S. Holder or such Redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them

Inflation Reduction Act

On August 16, 2022, the IRA was signed into law. The IRA contains corporate tax reforms, including a 15% minimum tax on the adjusted financial statement income within the meaning of the IRA of certain large corporations and a 1% excise tax on certain publicly traded corporations that buy back stock from their shareholders. As a result of the IRA, we may be subject to an increase in our effective tax rate and the amount of funds available for distribution in connection with a liquidation may decrease and cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

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As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations for stockholders exercising redemption rights is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares and any redemption of your public shares.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

On November 8, 2021, the Company entered into that certain Investment Management Trust Agreement, dated November 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with our IPO and a potential business combination.

The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote of holders of 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Trust Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 4,791,667 shares, representing approximately 25% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals. In no event will our Board adjourn the Special Meeting beyond February 12, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of April 1, 2022 the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of April 1, 2022, we had 19,166,667 shares of common stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the public or private warrants, as these warrants are not exercisable within 60 days of April 1, 2022.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
OmniLit Sponsor LLC (our sponsor) (2)(3)	4,791,667	25.00%
Al Kapoor(2)(3)	4,791,667	25.00%
Kent R. Weldon(4)	-	-
Mark D. Norman(4)	-	-
Brian F. Hughes(4)	-	-
James M. Jenkins(4)	-	-
Robert O. Nelson II(4)	-	-
Skylar M. Jacobs(4)	-	-
All officers and directors as a group (7 individuals)	4,791,667	25.00%
Other 5% Holders
Highbridge Capital Management, LLC(5)	1,277,606	8.89%
Saba Capital Management, L.P.(6)	1,066,604	7.20%
Polar Asset Management Partners Inc. (7)	830,000	5.77%

(1)	Unless otherwise noted, the business address of the entities and individuals is c/o OmniLit Acquisition Corp., 1111 Lincoln Road, Suite 500 Miami Beach, FL 33139.

(2)	Interests shown consist solely of founder shares, which are shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-260090).

(3)	OmniLit Sponsor LLC, our sponsor, is the record holder of the shares reported herein. Al Kapoor, our Chief Executive Officer and Chairman, is the Chief Executive Officer of OmniLit Sponsor LLC. Accordingly, Al Kapoor has voting and investment discretion with respect to the shares held by OmniLit Sponsor LLC, and as such, he may be deemed to have beneficial ownership of the Class B common stock held directly by OmniLit Sponsor LLC. Al Kapoor disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	Does not include any shares held by our sponsor, of which each of these individuals is a member. Each individual disclaims beneficial ownership of such securities except to the extent of their ultimate pecuniary interest therein.

(5)	According to an amended Schedule 13G filed on February 9, 2022 by Highbridge Capital Management, LLC. Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 1,277,606shares of Class A Common Stock held by the Highbridge Funds. The business address for each of these reporting persons is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(6)	According to a Schedule 13G filed on November 19, 2021 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. Each of these reporting persons has shared voting and dispositive power over, and may be deemed to be the beneficial owner of, the 1,066,604 shares of Class A Common Stock reported in such Schedule 13G. The business address for each of these reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)

According to a Schedule 13G filed on February 10, 2022 by Polar Asset Management Partners Inc., an Ontario, Canada, corporation. Polar Asset Management Partners Inc., as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company ("PMSMF"), may be deemed to be the beneficial owners of 830,000 shares of Class A Common Stock reported in such Schedule G. The business address for the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

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STOCKHOLDER PROPOSALS

If the Extension Proposals are approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about June 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Corporate Secretary at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139 c/o Al Kapoor. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposals are not approved, there will be no further annual meetings of the Company.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at [ ] to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Brokers and Banks Call Collect: (203) 658-9400

All Others Call Toll-Free: (800) 662-5200

Email: OLIT@investor.morrowsodali.com

You may also obtain these documents by requesting them from the Company at:

OmniLit Acquisition Corp.

Attention: Al Kapoor

1111 Lincoln Road, Suite 500

Miami Beach, Florida 33139

Telephone: (786) 750-2820

If you are a stockholder of the Company and would like to request documents, please do so by [   ], 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OMNILIT ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

OMNILIT ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is OmniLit Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 20, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 8, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

(c) In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering, the Board may extend the period of time to consummate an initial Business Combination (an “Extension”) by an additional 9 months, or such earlier date as determined by the Board, for a total of up to 24 months to consummate an initial Business Combination, or if it fails to do so, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial offering; provided, that for the Extension there has been compliance with any applicable procedures relating to the Extension in the trust agreement and in the letter agreement, both of which are described in the Registration Statement.

IN WITNESS WHEREOF, OmniLit Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of _________, 2022.

OMNILIT ACQUISITION CORP.

By:
Name:	Al Kapoor
Title:	Chief Executive Officer

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Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [         ], 2022, to the Investment Management Trust Agreement (the “Trust Agreement”) is made by and between OmniLit Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Trust Agreement on November 8, 2021;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on [          ], 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date from February 12, 2023 to November 12, 2023, or such earlier date as determined by the Board, by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, or (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the shares of common stock of the Company included as part of the units sold in the Company’s initial public offering that was consummated on November 12, 2021, and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after: (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by at least two of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) the date which is the later of: (1) 15 months after the closing of the Offering, which may be extended to 24 months after the closing of the Offering, or such earlier date as determined by the Board, pursuant to the Company’s Twice Amended Certificate of Incorporation (“Twice Amended Charter”); and (2) such later date as may be approved by the Company’s stockholders in accordance with the Twice Amended Charter if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

B-1

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
[ ]

OMNILIT ACQUISITION CORP.

By:
Al Kapoor, Chief Executive Officer

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